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                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                             DATED NOVEMBER 2, 1998

On February 24, 1999, the shareholders of the CAPITAL APPRECIATION PORTFOLIO of Morgan Stanley Dean Witter Variable Investment Series (the "Fund") approved an Agreement and Plan of Reorganization (the "Reorganization") by and between the CAPITAL APPRECIATION PORTFOLIO and the EQUITY PORTFOLIO, pursuant to which substantially all of the assets of the CAPITAL APPRECIATION PORTFOLIO will be combined with those of the EQUITY PORTFOLIO and shareholders of the CAPITAL APPRECIATION PORTFOLIO will become shareholders of the EQUITY PORTFOLIO. Shareholders of the CAPITAL APPRECIATION PORTFOLIO will receive shares of the EQUITY PORTFOLIO with a value equal to the value of their holdings in the CAPITAL APPRECIATION PORTFOLIO, and the CAPITAL APPRECIATION PORTFOLIO will no longer be offered as an investment option. The Reorganization, which is subject to regulatory approval, is expected to take place before the end of March 1999.

February 24, 1999

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